UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2009

AFH Holding II, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52682	26-1364883
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9595 Wilshire Blvd., Suite 700 Beverly Hills, CA		90212
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 492-9898

Not applicable
(Former name of former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01              CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT:

Effective October 1, 2009 Rotenberg and Company LLP , the Registrant’s accounting firm, merged with another CPA firm, EFP Group, to form a new firm.  All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP.  EFP Rotenberg LLP succeeds Rotenberg and Company LLP as the Registrant’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 14, 2009

AFH Holding II, Inc. (Registrant)

By:	/s/ Amir F. Heshmatpour
Name:	Amir F. Heshmatpour
Title:	President